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                                                                 EXHIBIT 23.2
                                                                 ------------




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-44531) of Commodore Applied Technologies, Inc. of our report dated March 27, 1998 appearing on page F-1 of the Commodore Applied Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.



Price Waterhouse LLP





Philadelphia, Pennsylvania
April 15, 1998